UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below in Item 2.01 of this Current Report on Form 8-K regarding the Stockholders Agreement and the Escrow Agreement (both, as defined below) is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Form 8-K filed on May 23, 2022 by Quantum Computing Inc. (the “Company”), on May 19, 2022, the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, Inc., a Delaware corporation (“QPhoton”), and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”).

On June 16, 2022, the Company, the Merger Subs, QPhoton and Mr. Huang, having met or waived all conditions precedent, consummated the closing for the Transactions pursuant to the terms of the Merger Agreement (the “Closing”). At the Closing, Merger Sub I merged with and into QPhoton, with QPhoton surviving the merger as a wholly-owned subsidiary of the Company, immediately after which QPhoton merged with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company (the “Surviving Company”). The merger consideration paid to the stockholders of QPhoton (the “Merger Consideration”) consisted of (i) 5,802,206 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), (ii) 2,377,028 shares of the newly created Series B convertible preferred stock of the Company, par value $0.0001 per share (“Series B Preferred Stock”), with 175,035 of the shares of Series B Preferred Stock being held in escrow as described below, and (iii) warrants to purchase up to 7,028,337 shares of Common Stock (the “Warrants”), with up to 702,834 shares of the Series B Preferred Stock being issuable upon the exercise of Warrants in lieu of the issuance of shares of Common Stock to comply with the Company’s obligations under the Nasdaq listing rules if the Warrants are exercised prior to the receipt of the Stockholder Approval (as defined below).

The Company has agreed, following the Closing and QPhoton’s delivery of its required financial statements, to prepare and file with the SEC a proxy statement with respect to a meeting of the stockholders of the Company to be held to seek approval and adoption of (i) the issuance of the shares of Common Stock underlying the Series B Preferred Stock and the Warrants, (ii) the election of three people to the Company’s board of directors (the “Board”) designated by Mr. Huang (or, if Mr. Huang holds less than a majority of the shares of Common Stock issued in the transaction, the holders of a majority of the shares of Common Stock issued in the transaction) as contemplated by the Stockholders Agreement (as defined below) and (iii) any other proposals the Company and QPhoton deem necessary or appropriate to effectuate the Transactions (the “Stockholder Approval”).

The Warrants will have an exercise price of $0.0001 per share and will be exercisable for cash or on a cashless basis. The number and kind of shares issuable upon exercise of the Warrants and the exercise price of the Warrants will be subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Unless and until the Stockholder Approval is obtained, no shares of Common Stock may be issued upon exercise of the Warrants to the extent that such issuance, taken together with the issuance of all other shares of Common Stock pursuant to the Merger Agreement, would breach the Company’s obligations under the Nasdaq listing rules and an appropriate number of shares of Series B Preferred Stock would instead be issued upon exercise of the Warrants to the extent of such limitation. In addition, no shares of Common Stock or Series B Preferred Stock may be issued under the Warrant until certain vesting terms set forth in the Warrant and Merger Agreement are satisfied.

175,035 of the shares of Series B Preferred Stock issued to Mr. Huang as part of the Merger Consideration will be held in escrow for six months following the Closing to secure Mr. Huang’s indemnification obligations under the Merger Agreement, pursuant to an escrow agreement entered into at the Closing by and among the Company, Mr. Huang and Worldwide Stock Transfer, LLC (the “Escrow Agreement”).

Item 2.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Merger Agreement and the Escrow Agreement, and such description is qualified in its entirety by reference to the full text of the Merger Agreement and the Escrow Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholders Agreement

In connection with the Transactions, the Company and certain securityholders of QPhoton holding more than 50% of the outstanding shares of QPhoton common stock (the “Key QPhoton Stockholders”) entered into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, among other things, following the Closing, (i) Mr. Huang (or, if Mr. Huang holds less than a majority of the shares of Common Stock issued in the transaction, the holders of a majority of the shares of Common Stock issued in the transaction) will be entitled to designate three directors for nomination for election to the Board and (ii) each stockholder party to the Stockholders Agreement will agree to vote in favor of and consent to each such designee in connection with each vote taken or written consent executed in connection with the election of directors to the Board. The Stockholders Agreement will terminate at such time as the Key QPhoton Stockholders hold less than 18% of the shares of Common Stock held by the Key QPhoton Stockholders as of the Closing date.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 10.3. to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights and Lock-Up Agreement

In connection with the Transactions, the Company and the stockholders of QPhoton immediately prior to the Closing, entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company is required to file, within 90 days following the Closing date, a registration statement to register the resale of the shares of Common Stock to be issued in connection with the Transactions (including the shares into which the Series B Preferred Stock is convertible and the Warrants are exercisable) (collectively, the “Registrable Securities”). The stockholders party to the Registration Rights Agreement will also have rights to require underwritten shelf takedowns, subject to certain requirements and customary conditions.

The stockholders party to the Registration Rights Agreement also agreed (i) until the six month anniversary of the Closing Date, not to transfer the Registrable Securities held by them, and (ii) during the period between the six month anniversary of the Closing date and the first anniversary of the Closing date, to transfer on any trading day no more than, in the aggregate, 10% of the average daily trading volume of the Common Stock for then then-preceding five trading day period, in each case subject to certain exceptions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of the Company that may be issued in connection with the Merger Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act promulgated thereunder.

The relevant information in Item 5.02 on this Current Report on Form 8-K, regarding the Huang Stock Options is incorporated herein by reference. The shares of common stock underlying the Huang Stock Options were not registered under the Securities Act but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2022, in connection with the Transactions, the Board appointed Mr. Huang to serve as the Company’s Chief Quantum Officer and as a member of the Board, effective as of the Closing Date.

Yuping Huang, 43, Chief Quantum Officer, Director

Dr. Yuping Huang, the Company’s Chief Quantum Officer and Director, age 43, has over 20 years of experience in commercial and academic settings, with pioneering research in a wide spectrum of quantum physics, optics, and technology.  Prior to joining the Company, Yuping founded QPhoton, Inc., where he served as CEO from 2020 to 2022.  QPhoton was a development stage company commercializing quantum photonic technology and devices to provide innovative and practical quantum solutions for critical challenges facing big data, cyber, remote sensing, and healthcare industries. Dr. Huang worked as a postdoctoral fellow, a research faculty member, and principal investigator at Northwestern University from 2009-2014. In 2014 he joined the faculty of Stevens Institute of Technology where he continues to serve to this date.  Dr. Huang is the founding director of the Center for Quantum Science and Engineering and Gallagher Associate Professor of Physics at Stevens Institute of Technology.  He received a Bachelor of Science in modern physics from the University of Science and Technology of China in 2004 and a PhD in quantum AMO physics in 2009 from Michigan State University.

The Board believes that Mr. Huang’s experience in quantum computing and technology makes him ideally qualified to help lead the Company towards continued growth and success as the Company continues to develop and commercialize its offerings and expand its business plan.

Family Relationships

Mr. Huang does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

Other than the Transactions, there are no related party transactions with regard to Mr. Huang reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

At the Closing, the Company entered into an employment agreement (the “Huang Employment Agreement”) with Mr. Huang, whereby Mr. Huang assumed the role of Chief Quantum Officer of the Company. The Huang Employment Agreement is for an indefinite term and may be terminated with or without cause.

Pursuant to the Huang Employment Agreement, Mr. Huang will receive an annual base salary of $400,000 (the “Base Salary”). Mr. Huang shall be eligible to earn an annual cash bonus in an amount of up to thirty percent (30%) of Base Salary, subject to achieving certain performance milestones that are to be established and approved by the Board. Pursuant to the Huang Employment Agreement, Mr. Huang was granted a stock option to purchase up to 400,000 shares of the Company’s common stock (the “Huang Stock Options”). The Huang Stock Options shall vest as follows (i) 100,000 options shall vest immediately upon grant (ii) 100,000 options shall vest on the 12-month anniversary of the date of grant (iii), 100,000 options shall vest on the 24-month anniversary of the date of grant, and (iv) 100,000 options shall vest on the 36-month anniversary of the date of grant. Upon termination of Mr. Huang without cause, the Company shall pay or provide to Mr. Huang severance pay equal to his then current monthly base salary for twelve (12) months from the date of termination. As a full-time employee of the Company, Mr. Huang will be eligible to participate in all of the Company’s benefit programs.

The foregoing description of the Huang Employment Agreement is qualified in its entirety by reference to the full text of the form of Huang Employment Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2022, in connection with the Transactions, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware designating 3,079,864 shares of preferred stock as the Series B Preferred Stock. As described in Item 2.01 above, on May 19, 2022, the Company entered into a Merger Agreement whereby the Company agreed to issue, as part of the Merger Consideration, an aggregate of 2,377,028 newly issued shares of Series B Preferred Stock with up to an additional 702,834 shares of the Series B Preferred Stock being issuable upon the exercise of Warrants in lieu of the issuance of shares of Common Stock to comply with the Company’s obligations under the Nasdaq listing rules if the Warrants were exercised prior to the receipt of the Stockholder Approval. The following is a summary description of those terms and the general effect of the issuance of the shares of Series B Preferred Stock on the Company’s other classes of securities:

Each share of Series B Preferred Stock will initially be convertible into ten shares of Common Stock, subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. The Certificate of Designation provides that, unless and until the Stockholder Approval is obtained, no shares of Series B Preferred Stock may be converted into shares of Common Stock to the extent that such issuance, taken together with the issuance of all other shares of Common Stock pursuant to the Merger Agreement, would breach the Company’s obligations under the Nasdaq listing rules. Upon receipt of the Stockholder Approval, all outstanding shares of Series B Preferred Stock would automatically convert into shares of Common Stock. The Series B Preferred Stock will rank senior to the Common Stock, and junior to the Company’s outstanding Series A convertible preferred stock, with respect to payment of dividends and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the Company. No dividends will be payable on the Series B Preferred Stock, unless specifically declared by the Board. The holders of shares of Series B Preferred Stock will have no voting rights on account of the Series B Preferred Stock, other than certain protective provisions set forth in the Certificate of Designation, including with respect to certain matters affecting the rights of the Series B Preferred Stock and with respect to any voluntary liquidation or Change of Control (as defined in the Certificate of Designation) of the Company not approved by the Board (including at least one Board designee of the former stockholders of QPhoton).

The Certificate of Designation became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Certificate of Designation is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is incorporated herein by reference.

Item 8.01 Other Events.

On June 16, 2022, the Company issued a press release announcing the Closing. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements regarding QPhoton required by this Item 9.01(a) will be filed by amendment to this 8-K no later than 71 days after June 23, 2022 (the date that the Item 2.01 8-K is due).

(b) Pro Forma Financial Information.

The pro forma financial information regarding QPhoton required by this Item 9.01(b) will be filed by amendment to this 8-K no later than 71 days after June 23, 2022 (the date that that the Item 2.01 8-K is due).

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation with respect to the Series B Preferred Stock, par value $0.0001 per share, dated June 14, 2022
10.1*	Agreement and Plan of Merger by and among Quantum Computing Inc., Project Alpha Merger Sub I, Inc., Project Alpha Merger Sub II, LLC, QPhoton, Inc., and Yuping Huang (incorporated herein by reference to Exhibit 10.1 to that Current Report on Form 8-K filed with the SEC on May 23, 2022)
10.2	Escrow Agreement, dated June 16, 2022, by and among Quantum Computing Inc., Yuping Huang and Worldwide Stock Transfer, LLC
10.3	Stockholders Agreement
10.4	Form Registration Rights Agreement
10.5	Employment Agreement, dated June 15, 2022, by and between Quantum Computing Inc. and Yuping Huang
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: June 21, 2022	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer